Prepaid Expenses and Other Current Assets - Prepaid Expenses and Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	May 04, 2013	Feb. 02, 2013	Jan. 28, 2012
Prepaid Expenses And Other Current Assets [Line Items]
Prepaid catalog	$ 83,202	$ 43,828	$ 28,608
Vendor deposits	22,256	20,383	9,399
Prepaid expense	14,139	11,479	8,923
Other current assets	1,738	1,339	5,640
Total prepaid expense and other current assets	$ 121,335	$ 77,029	$ 52,570